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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2002

                              DYNEGY HOLDINGS INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-29311                  94-3248415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On December 19, 2002, Dynegy Inc., the wholly owning parent company of Dynegy Holdings Inc. ("Dynegy"), issued a press release announcing that its subsidiary, Dynegy Marketing and Trade, concluded a settlement with the Commodity Futures Trading Commission ("CFTC") on a previously disclosed investigation relating to the inaccurate reporting of information on natural gas trades to energy industry publications that compile and report index prices. A copy of Dynegy's December 19th press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Press release of Dynegy Inc. dated December 19, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DYNEGY HOLDINGS INC.

                                BY:   /s/ Keith R. Fullenweider
                                      -----------------------------------
                                      Keith R. Fullenweider
                                      Senior Vice President,
                                      Deputy General Counsel and Secretary

Dated:  December 23, 2002